UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 17, 2007

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification Number)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:       609-219-0930

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into A Material Definitive Agreement

On October 22, 2007 Ascendia Brands Co., Inc. (the “Registrant”) entered into an agreement with Carl Marks Advisory Group LLC (“CMAG”) a financial advisory firm, pursuant to which CMAG will assign Jack P. Wissman, Managing Director of CMAG, to act as Interim Chief Financial Officer of the Registrant and certain of its subsidiaries, including Ascendia Brands Co., Inc., the operating company of the Registrant’s health and beauty care business. Such appointment is effective as of October 22, 2007.

The foregoing summary of the agreement between the Registrant and CMAG is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 17, 2007, the Registrant terminated the employment of its Chief Financial Officer, John D. Wille, effective immediately. The Registrant has appointed, effective October 22, 2007, Jack P. Wissman, to act as Interim Chief Financial Officer of the Registrant and certain of its subsidiaries, including Ascendia Brands Co., Inc., the operating company of the Registrant’s health and beauty care business. This appointment has been made pursuant to an agreement between the Registrant and CMAG.

Mr. Wissman, age 55, has been a Managing Director of CMAG since January 2004. In such capacity he has performed financial and operational advisory services and acted in senior corporate executive positions for CMAG clients. From April through December, 2003, Mr. Wissman was a consultant providing financial advisory services. From March 2000 to April 2003, Mr. Wissman held the office of Vice President of Diversified Driver Services, LLC, a logistics services company. Mr. Wissman does not currently serve on any public company boards and has no family relationships with any director or executive officer of the Registrant. Mr. Wissman is not a party to any transaction with the Registrant or any of its subsidiaries.

In connection with Mr. Wissman’s appointment as Interim Chief Financial Officer, the Registrant will pay CMAG a fee of $75,000 per month. Mr. Wissman will be compensated by CMAG pursuant to the terms of his agreement with CMAG.

Item 7.01  Regulation FD Disclosure

On October 22, 2007, the Registrant issued a press release announcing the termination of its Chief Financial Officer, John D. Wille, and the appointment of Jack P. Wissman as Interim Chief Financial Officer. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Registrant under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit
10.1	Agreement dated as of October 22, 2007 between Ascendia Brands, Inc. and Carl Marks Advisory Group LLC
99.1	Press Release dated October 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007		ASCENDIA BRANDS, INC.
	By:	/s/ Steven R. Scheyer Steven R. Scheyer Chief Executive Officer